Exhibit 99.1

Strongbridge Biopharma plc Announces Dates of Special Shareholder Meetings

in Connection with the Proposed Acquisition by Xeris Pharmaceuticals, Inc.

DUBLIN, Ireland and TREVOSE, Pa., July 26, 2021 — Strongbridge Biopharma plc (Nasdaq: SBBP), a global commercial-stage biopharmaceutical company focused on the development and commercialization of therapies for rare diseases with significant unmet needs, today announced that, following a hearing before the Irish High Court, it has scheduled special shareholder meetings for Wednesday, September 8, 2021, in connection with the proposed acquisition of Strongbridge by Xeris Pharmaceuticals, Inc. (“Xeris”) (the “Acquisition”).

As previously announced on May 24, 2021, Strongbridge and Xeris entered into a definitive transaction agreement under which Xeris will acquire Strongbridge in a stock and CVR transaction for a transaction equity value of approximately $267 million, based on the closing price of Xeris’ common stock of $3.47 on May 21, 2021 and Strongbridge’s fully diluted share capital. The Acquisition will be effected by means of a “scheme of arrangement” under Chapter 1 of Part 9 of the Irish Companies Act of 2014.

Holders of Strongbridge ordinary shares as of 5:00 p.m. ET in the U.S. on July 27, 2021 will be entitled to vote at the special meetings. The first meeting, which is the special meeting called by the Irish High Court, will be held on September 8, 2021 at 12:00 p.m. ET in the U.S. (5:00 p.m. Irish Time), at 900 Northbrook Drive, Suite 200, Trevose, Pennsylvania, 19053, USA. The second meeting, which is the extraordinary general meeting of shareholders, will be held on September 8, 2021 at 12:30 p.m. ET (5:30 p.m. Irish Time), at 900 Northbrook Drive, Suite 200, Trevose, Pennsylvania, 19053, USA, or, if later, as soon as possible after the first meeting ends. Both meetings are being held to seek shareholder approval of the Acquisition in accordance with Irish law. The approval of related matters by Strongbridge shareholders will also be sought at the extraordinary general meeting.

Shareholders in Ireland may participate in the special meetings by audio link at the offices of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland.

Strongbridge expects to begin mailing a joint proxy statement/prospectus to its shareholders in the coming days. The proxy statement will also constitute a scheme circular under Irish law and will provide important information about the Acquisition for Strongbridge shareholders as well as instructions for shareholders on voting online, by mail, by telephone or in person.

In addition, in accordance with Rule 15(c) of the Irish Takeover Rules, joint letters from Strongbridge and Xeris containing details of the proposals (the “Proposals”) to the holders of Strongbridge equity awards and restricted stock units and, separately, to the holders of Strongbridge warrants in connection with the Acquisition, will shortly be despatched to such holders. If you are a holder of Strongbridge equity awards, restricted stock units or warrants and do not receive a copy of the Proposals, please contact: investors@strongbridgebio.com.

Copies of the joint proxy statement/prospectus, the Proposals, and all of the documents required to be made available for inspection in accordance with Rule 26 of the Irish Takeover Rules, will be made available for inspection at the offices of Arthur Cox LLP, Ten Earlsfort Terrace, Dublin 2, D02 T380, Ireland and at the offices of A&L Goodbody LLP, IFSC, Dublin 1, D01 H104, Ireland and on Xeris’ and Strongbridge’s joint microsite at www.xerisstrongbridge.com, which can be accessed via a link on Xeris’ website at www.xerispharma.com and on Strongbridge’s website at www.strongbridgebio.com.

About Strongbridge Biopharma

Strongbridge Biopharma is a global commercial-stage biopharmaceutical company focused on the development and commercialization of therapies for rare diseases with significant unmet needs. Strongbridge’s rare endocrine franchise includes RECORLEV® (levoketoconazole), an adrenal steroidogenesis inhibitor with a New Drug Application that is currently under review by the FDA for the treatment of endogenous Cushing’s syndrome, and veldoreotide extended release, a pre-clinical next-generation somatostatin analog being investigated for the treatment of acromegaly and potential additional applications in other conditions amenable to somatostatin receptor activation. Both RECORLEV and veldoreotide have received orphan drug designation from the FDA and the European Medicines Agency. The company’s rare neuromuscular franchise includes KEVEYIS® (dichlorphenamide), the first and only FDA-approved treatment for hyperkalemic, hypokalemic, and related variants of primary periodic paralysis. KEVEYIS has orphan drug exclusivity in the United States.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the acquisition of Strongbridge by Xeris by means of a scheme of arrangement under Irish law (the “Scheme”) or the other transactions contemplated by the Transaction Agreement, dated May 24, 2021, among Strongbridge, Xeris, Xeris Biopharma Holdings, Inc. (“HoldCo”) and Wells MergerSub, Inc. (collectively, the “Transaction”), nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In particular, this communication is not an offer of securities for sale into the United States. No offer of securities shall be made in the United States absent registration under the Securities Act of 1933, as amended, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. The Acquisition will be made solely by means of the Scheme Document, which contains the full terms and conditions of the Acquisition, including details of how Strongbridge shareholders may vote in respect of the Acquisition.

Important Additional Information and Where to Find It

Strongbridge, Xeris and HoldCo have prepared and filed with the SEC the preliminary Joint Proxy Statement/Prospectus on July 2, 2021 (File No. 333-257642) which also constitutes a prospectus with respect to the HoldCo shares of common stock (“HoldCo Shares”) to be issued pursuant to the Transaction. The Joint Proxy Statement/Prospectus also contains the Scheme Document and further information relating to the implementation of the Transaction, the full terms and conditions of the Transaction (including the Scheme), notices of the Strongbridge Special Meetings and the Xeris Special Meeting (each as defined in the Joint Proxy Statement/Prospectus) and information on HoldCo Shares. The Joint Proxy Statement/Prospectus is not final and may be amended. Strongbridge and Xeris may also file other documents with the SEC regarding the Transaction. This communication is not a substitute for the Joint Proxy Statement/Prospectus or any other document which Strongbridge, Xeris or HoldCo may file with the SEC.

The Joint Proxy Statement/Prospectus, as well as Strongbridge’s and Xeris’ other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and, in the case of Strongbridge’s filings, at Strongbridge’s website at www.strongbridgebio.com and, in the case of Xeris’ filings, at Xeris’ website at www.xerispharma.com.

INVESTORS, STRONGBRIDGE SHAREHOLDERS AND XERIS STOCKHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION.

Any vote in respect of resolutions to be proposed at the Strongbridge Special Meetings to approve the Acquisition, the Scheme or related matters, or other responses in relation to the Acquisition, should be made only on the basis of the information contained in the Joint Proxy Statement/Prospectus (including the Scheme Document). Similarly, any decision in respect of resolutions to be proposed at the Xeris Special Meeting or any vote in respect of, or other response to, the Transaction, should be made only on the basis of the information contained in the Joint Proxy Statement/Prospectus.

Participants in the Solicitation

Strongbridge, Xeris, HoldCo and their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from their respective shareholders in connection with the Transaction. Information regarding the persons who may, under the rules of the SEC, be deemed to be participants in the solicitation of shareholders in connection with the Transaction, including a description of their direct or indirect interests, which may be different from those of Strongbridge shareholders or Xeris stockholders generally, by security holdings or otherwise, are set forth in the preliminary Joint Proxy Statement/Prospectus (which contains the Scheme Document) and will be set forth in the final version of the Joint Proxy Statement/ Prospectus and any other relevant documents that are filed or will be filed with the SEC relating to the Transaction. Information regarding Strongbridge’s directors and executive officers is contained in Strongbridge’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 3, 2021, and its Proxy Statement on Schedule 14A, dated and filed with the SEC on April 14, 2021. Information regarding Xeris’ directors and executive officers is contained in Xeris’ Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 9, 2021, and its Proxy Statement on Schedule 14A, dated and filed with the SEC on April 29, 2021. You may obtain free copies of these documents using the sources indicated above.

Forward-Looking Statements

This announcement contains certain forward-looking statements with respect to a proposed transaction involving Xeris and Strongbridge and Xeris’, Strongbridge’s and/or the combined group’s estimated or anticipated future business, performance and results of operations and financial condition, including estimates, forecasts, targets and plans for Xeris and Strongbridge and, following the Acquisition, if completed, the combined group. The words “believe,” “expect,” “anticipate,” “project” and similar expressions, among others, generally identify forward looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the possibility that a possible acquisition will not be pursued, failure to obtain necessary shareholder or regulatory approvals or required financing or to satisfy any of the other conditions to the possible acquisition, the reaction of Xeris’ and Strongbridge’s shareholders to the proposed transaction, adverse effects on the market price of

Xeris shares of common stock (“Xeris Shares”) or Strongbridge ordinary shares (“Strongbridge Shares”) and on Xeris’ or Strongbridge’s operating results because of a failure to complete the possible acquisition, failure to realize the expected benefits of the possible acquisition, failure to promptly and effectively integrate Strongbridge’s businesses, negative effects relating to the announcement of the possible acquisition or any further announcements relating to the possible acquisition or the consummation of the possible acquisition on the market price of Xeris Shares or Strongbridge Shares, significant transaction costs and/or unknown or inestimable liabilities, the risk that any potential payment of proceeds pursuant to the CVR Agreement may not be distributed at all or result in any value to Strongbridge shareholders, potential litigation associated with the possible acquisition, general economic and business conditions that affect the combined companies following the consummation of the possible acquisition, the impact of the COVID-19 pandemic on Xeris’ or Strongbridge’s businesses or the combined businesses following the consummation of the transaction, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals and competitive developments. These forward-looking statements are based on numerous assumptions and assessments made in light of Xeris’ or, as the case may be, Strongbridge’s experience and perception of historical trends, current conditions, business strategies, operating environment, future developments and other factors it believes appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this announcement could cause Xeris’ plans with respect to Xeris or Strongbridge, Strongbridge’s or Xeris’ actual results, performance or achievements, industry results and developments to differ materially from those expressed in or implied by such forward-looking statements. Although it is believed that the expectations reflected in such forward-looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct and persons reading this announcement are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this announcement. Additional information about economic, competitive, governmental, technological and other factors that may affect Xeris is set forth in Item 1A, “Risk Factors,” in Xeris’ 2020 Annual Report on Form 10-K, which has been filed with the SEC, the contents of which are not incorporated by reference into, nor do they form part of, this announcement. Additional information about economic, competitive, governmental, technological and other factors that may affect Strongbridge is set forth in Item 1A, “Risk Factors,” in Strongbridge’s 2020 Annual Report on Form 10-K, which has been filed with the SEC, the contents of which are not incorporated by reference into, nor do they form part of, this announcement.

Any forward-looking statements in this announcement are based upon information available to Xeris, Strongbridge and/or their respective boards of directors, as the case may be, as of the date of this announcement and, while believed to be true when made, may ultimately prove to be incorrect. Subject to any obligations under applicable law, none of Xeris, Strongbridge or any member of their respective boards of directors undertakes any obligation to update any forward-looking statement whether as a result of new information, future developments or otherwise, or to conform any forward-looking statement to actual results, future events, or to changes in expectations. All subsequent written and oral forward-looking statements attributable to Xeris, Strongbridge or their respective boards of directors or any person acting on behalf of any of them are expressly qualified in their entirety by this paragraph.

No Profit Forecast/Asset Valuations

No statement in this communication is intended to constitute a profit forecast for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for Strongbridge, Xeris or HoldCo as appropriate. No statement in this communication constitutes an asset valuation.

Statement Required by the Irish Takeover Rules

The directors of Strongbridge accept responsibility for the information contained in this communication. To the best of the knowledge and belief of the directors of Strongbridge (who have taken all reasonable care to ensure such is the case), the information contained in this communication for which they respectively accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Dealing Disclosure Requirements

Under the provisions of Rule 8.3 of the Irish Takeover Rules, if any person is, or becomes, ‘interested’ (directly or indirectly) in 1% or more of any class of ‘relevant securities’ of Strongbridge or Xeris, all ‘dealings’ in any ‘relevant securities’ of Strongbridge or Xeris (including by means of an option in respect of, or a derivative referenced to, any such ‘relevant securities’) must be publicly disclosed by not later than 3:30 p.m. (New York time) on the ‘business’ day following the date of the relevant transaction. This requirement will continue until the date on which the Scheme becomes effective or on which the ‘offer period’ otherwise ends. If two or more persons cooperate on the basis of any agreement, either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of Strongbridge or Xeris, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

Under the provisions of Rule 8.1 of the Irish Takeover Rules, all ‘dealings’ in ‘relevant securities’ of Strongbridge by Xeris or ‘relevant securities’ of Xeris by Strongbridge, or by any party acting in concert with either of them, must also be disclosed by no later than 12 noon (New York time) on the ‘business’ day following the date of the relevant transaction.

A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘dealings’ should be disclosed, can be found on the Panel’s website at www.irishtakeoverpanel.ie.

‘Interests in securities’ arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in single quotation marks are defined in the Irish Takeover Rules, which can also be found on the Panel’s website. If you are in any doubt as to whether or not you are required to disclose a dealing under Rule 8, please consult the Panel’s website at www.irishtakeoverpanel.ie or contact the Panel on telephone number +353 1 678 9020.

PUBLICATION ON A WEBSITE

In accordance with Rule 19.9 of the Irish Takeover Rules, a copy of this communication will be published on Xeris’ and Strongbridge’s joint microsite at www.xerisstrongbridge.com, which can be accessed via a link on Xeris’ website at www.xerispharma.com and on Strongbridge’s website at www.strongbridgebio.com.

The content of any website referred to in this communication is not incorporated into and does not form part of this communication.

General

The release, publication or distribution of this communication in or into certain jurisdictions may be restricted by the laws of those jurisdictions, including any Restricted Jurisdictions (as defined in the Scheme). Accordingly, copies of this communication and all other documents relating to the Transaction are not being, and must not be, released, published, mailed or otherwise forwarded, distributed or sent in, into or from any such Restricted Jurisdictions. Persons receiving such documents (including, without limitation, nominees, trustees and custodians) should observe these restrictions. Failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, the companies involved in the proposed transaction disclaim any responsibility or liability for the violations of any such restrictions by any person.

THIS PRESS RELEASE IS NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION.

Contacts:

Corporate and Media Relations

Elixir Health Public Relations

Lindsay Rocco

+1 862-596-1304

lrocco@elixirhealthpr.com

Investor Relations

Solebury Trout

Mike Biega

+1 617-221-9660

mbiega@soleburytrout.com